Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions and Dispositions
Acquisitions and Dispositions

The Company and Louise H. Rogers agreed, among other things, (i) to terminate the contingent promissory note in the principal amount of $250,000 payable to Rogers that was issued by Victory in connection with the entry by Lucas and the Company into the Pre-Merger Collaboration Agreement with Lucas Energy Inc., Navitus and AEP Assets, LLC, a wholly-owned subsidiary of Aurora, (ii) that the Company would pay Rogers, on or before July 15, 2015, $258,125, and (iii) that Rogers’ legal counsel will hold the assignment of the Additional Penn Virginia Property and the Settlement Shares in escrow until such time as the payment of $258,125 is made by the Company to the Rogers. Failure of the Company to make the payment of $258,125 on or before July 15, 2015, would result in the Company being in default under the Rogers Settlement Agreement and default interest on the amount due would begin to accrue at a per diem rate of $129.0625. Additionally, the Company acknowledged in the Amendment its obligation to pay Rogers’ attorney’s fees in the amount of $22,500. The Company has not made any payments to Rogers pursuant to the Rogers Settlement Agreement and as a result the additional Penn Virginia Property was returned to Lucas in September 2015. The full amount due under the Roger’s obligation including accrued interest at December 31, 2017 totals $374,281 and is included in accrued liabilities on the balance sheets.